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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 29, 2004

                             HAEMONETICS CORPORATION
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             (Exact name of registrant as specified in its charter)

       Massachusetts                      1-10730                04-2882273
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(State or other jurisdiction         (Commission File           (IRS Employer
     of incorporation)                    Number)            Identification No.)

      400 Wood Road Braintree, MA                                   02184
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code (781) 848-7100


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          (Former name or former address if changed since last report)

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Item. 7     FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits

            99.1: Press Release of Haemonetics Corporation dated July 29, 2004

Item. 12    RESULTS OF OPERATIONS AND FINANCIAL CONDITION

            On July 29, 2004, Haemonetics Corporation (the "Company") issued a press release announcing financial results for the first quarter ended July 3, 2004. A copy of the release is furnished with this report as exhibit 99.1.

            The information in this current report on Form 8-K and the exhibit attached hereto shall not be deemed "filed" for the purposes of
            Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                (Registrant)

Date: July 29, 2004                 By: /s/ Ronald J. Ryan
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                                        Ronald J. Ryan, Vice President and Chief
                                        Financial Officer


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                                  EXHIBIT INDEX

Exhibit No.              Subject Matter
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99.1                     Press Release of Haemonetics Corporation
                         dated July 29, 2004.


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